SUMMARY PROSPECTUS

September 5, 2023

ABSOLUTE INVESTMENT ADVISERS LLC ABSOLUTE FLEXIBLE FUND INSTITUTIONAL SHARES (FLXIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.absoluteadvisers.com. You can also get this information at no cost by calling (888) 99 ABSOLUTE or (888) 992-2765 (toll free) or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated September 5, 2023.

ABSOLUTE FLEXIBLE FUND

Summary Section

Investment Objective

The Absolute Flexible Fund (the “Fund”) seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses(1)	0.80%
Dividend and Interest Expenses on Short Sales(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.02%
Total Annual Fund Operating Expenses	2.22%
Fee Waiver and/or Expense Reimbursement(4)	(0.72)%
Total Annual Fund Operating Expenses
(After Fee Waiver and/or Expense Reimbursement)	1.50%

(1)	“Other Expenses” are based on estimated amounts expected to be incurred for the current fiscal year.

(2)	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective.

(3)	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

(4)	Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, does not exceed 1.48% through July 31, 2025 (the “Expense Cap”). The Expense Cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to Absolute. Absolute may recoup from the Fund fees waived (other than advisory fees waived by Absolute related to the Fund’s investments in other pooled vehicles sponsored by Absolute) and expenses reimbursed by Absolute pursuant to the Expense Cap in the three years following the date the particular waiver/expense payment occurred in connection with the Fund or the Predecessor Fund, but only if such recoupment can be achieved without exceeding the annual

ABSOLUTE FLEXIBLE FUND

expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Absolute has contractually agreed to waive its investment advisory fees related to any Fund assets invested in pooled vehicles sponsored by Absolute.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 year	3 years	5 years	10 years
$153	$625	$1,124	$2,498

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of convertible securities issued by both U.S. and foreign companies. These convertible securities are typically debt securities or preferred stocks that can be exchanged for, or convert automatically to, common stock. The Fund’s strategy generally involves purchasing such a portfolio of convertible securities and, at times, hedging all or a portion of the equity risk inherent in such securities by selling short the common stock into which the securities may be converted. The stock short is referred to as an “equity hedge”.

The Fund’s strategy differs from most convertible arbitrage strategies in that the Fund may own convertible securities outright (unhedged) or with a partial equity hedge (arbitraged), by selling the same company’s underlying common stock short. The degree of hedging with respect to a particular investment, if any, will depend on the equity sensitivity desired by Absolute at that particular time based on market conditions. The Fund’s strategy is intended to offer investors the potential for yield and capital appreciation if the underlying common stock moves higher, with lower volatility than traditional equity indices.

Although the Fund may invest in securities of issuers of any market capitalization, the Fund expects to invest primarily in small- and mid-capitalization companies. For these purposes, the Fund considers small capitalization companies to be those with a market capitalization of less than $2 billion at the time of investment and mid-capitalization companies to be those with a market capitalization between $2 billion and $10 billion at the time of investment. The Fund may focus its investments in securities of a particular sector from time to time, including the Financials Sector and Consumer Discretionary Sector.

The Fund may also invest in below investment grade securities with individual ratings ranging from BB+ to CCC. The weighted average grade of bonds in the Fund’s portfolio is typically below investment grade. Such “junk bonds” typically are rated Bal or below by Moody’s, BB+ or below by S&P or BBB- or below by Fitch. The Fund may purchase unrated securities if, at the time of purchase, Absolute believes that they are of comparable quality to rated securities that the Fund may purchase.

ABSOLUTE FLEXIBLE FUND

The Fund may invest, long or short, in securities of issuers of any market capitalization in the U.S. or abroad. The securities in which the Fund typically takes a long position include convertible bonds, such as private placement/restricted and Rule 144A securities and contingent convertible securities (“CoCos”), which are fixed-income instruments that are convertible into equity if a pre-specified trigger event occurs. As part of its strategy, the Fund may invest in short equity positions against a long convertible position of the same issuer, which may include shorting the common stock of such issuer, or shorting certain exposures to non-U.S. issuers obtained through investments in American Depositary Receipts (“ADRs”). The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs, and may utilize treasury futures to manage interest rate risk.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Investment Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Convertible Arbitrage Risk. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging all or a portion of the equity risk by selling short the underlying common stock. Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. Convertible arbitrage is further subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities. Arbitrage strategies involve the risk that underlying relationships between securities in investment positions that are taken may change in an adverse or unanticipated manner.

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security) a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. As a result of these features, a convertible security is subject to many of the risks to which common stock and fixed income securities are subject.

Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

ABSOLUTE FLEXIBLE FUND

Short Sale Risk. If the price of stocks which the Fund has borrowed and sold to other investors has gone up since the time the Fund borrowed the stocks and sold them, the Fund will lose money on the investment. Although the Fund’s gain is limited by the amount for which it sold the borrowed security, its potential loss is unlimited. A mutual fund that engages in short selling is more risky than other mutual funds that do not engage in short selling.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Interest Rate Risk. The market value of fixed income securities in which the Fund invests and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

Prepayment and Extension Risk. As interest rates decline, the issuers of certain types of fixed income securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks when the Fund invests in mortgage-backed and asset-backed securities.

Equity Risk. Equity securities, which include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Liquidity Risk. From time to time, the trading market for a particular investment or type of security in which the Fund invests may become less liquid or even illiquid. The Fund may not be able to sell certain securities when the Fund considers it desirable to do so and/or may have to sell the security at a lower price. Market prices for such securities may be volatile.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

ABSOLUTE FLEXIBLE FUND

Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to sell portfolio holdings, even during volatile market conditions, which may negatively impact the Fund’s net asset value.

Management Risk. The Fund is actively managed and is thus subject to management risk. Absolute will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

Small and Mid-Sized Capitalization Company Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Derivatives Risk. The Fund may use derivatives (including futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Hedging Risk. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the futures will be “notionally fund–d” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading be limited to the liquidation of open positions only.

ABSOLUTE FLEXIBLE FUND

Leverage Risk. Using futures to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Money Market Fund Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETF invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. ETF shares trade in the secondary market and may be purchased by the Fund at a premium or discount to their NAV. When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount.

Currency Risk. The Fund may invest in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. The value of foreign currencies can change rapidly and unexpectedly.

Foreign Investments Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

ADR Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

ABSOLUTE FLEXIBLE FUND

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. Investments in this sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Large Shareholder Risk. The Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

High-Yield Securities Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. High-Yield securities are speculative.

Preferred Stock Risk. Preferred stock is subject to many of the risks to which common stock and fixed income securities are subject, such as interest rate risk and credit risk. In addition, preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

New Fund Risk. The Fund is newly formed. Investors in the Fund bear the risk that Absolute may not be successful in implementing the Fund’s investment strategy and the Fund may not achieve scale.

Performance Information

The Fund acquired all of the assets and liabilities of the Absolute Flexible Fund, a series of Forum Funds (the “Predecessor Fund”), in a tax-free reorganization on September 8, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares were exchanged for Institutional Class shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods prior to September 11, 2023 is that of the Predecessor Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information will include the performance of the Predecessor Fund. Performance of the Predecessor Fund is not the performance of the Fund, and is not necessarily indicative of the Fund’s future performance.

The Predecessor Fund was newly created and does not have a full calendar year performance record. Performance information will be included after the Predecessor and Fund have been in operation for one calendar year. Past performance of the Predecessor Fund does not necessarily indicate how the Fund will perform in the future.

ABSOLUTE FLEXIBLE FUND

Management

Investment Adviser. Absolute Investment Advisers LLC is the Fund’s investment adviser.

Portfolio Managers. Mr. Eric C. Hage and Mr. Daniel Hage are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Eric and Daniel Hage have served as Portfolio Managers of the Fund since its inception and the Predecessor Fund since its inception in June 2022.

Purchase and Sale of Fund Shares

Minimum Initial Investment(1)(2)	To Place Buy or Sell Orders
Standard Accounts $25,000	By Mail: Absolute Flexible Fund
Retirement Accounts $25,000	c/o: Ultimus Fund Solutions, LLC
P.O. Box 541150
Omaha, NE 68154

Minimum Additional Investment(1)(2)
NONE	By Phone: (888) 992-2765

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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